Exhibit 10.3

                          FORM OF AMENDED AND RESTATED

                    INTELLECTUAL PROPERTY SECURITY AGREEMENT

                                 April 30, 2001


                                      from

           MEDIABAY, INC., RADIO SPIRITS, INC., AUDIO BOOK CLUB, INC.,
        MEDIABAY.COM, INC., AUDIOBOOKCLUB.COM, INC., ABC-COA ACQUISITION
          CORP., MEDIABAY SERVICES, INC., VIDEO YESTERYEAR, INC., ABC
                INVESTMENT CORP., MEDIABAY PUBLISHING, INC. AND
                              RADIO CLASSICS, INC.,

                                  as Grantors,


                                       to


                             ING (U.S.) CAPITAL LLC

                             as Administrative Agent

                             Table of Contents                           Page
                             -----------------                           ----

PRELIMINARY STATEMENTS:.....................................................1

SECTION 1.        Grant of Security.........................................2
SECTION 2.        Security for Obligations..................................3
SECTION 3.        Grantors Remain Liable....................................3
SECTION 4.        Representations and Warranties............................3
SECTION 5.        Further Assurances........................................6
SECTION 6.        Transfers and Other Liens.................................8
SECTION 7.        Administrative Agent Appointed Attorney-in-Fact...........9
SECTION 8.        Administrative Agent May Perform..........................9
SECTION 9.        The Administrative Agent's Duties.........................9
SECTION 10.       Remedies..................................................9
SECTION 11.       Indemnity and Expenses...................................11
SECTION 12.       Security Interest Absolute...............................11
SECTION 13.       Amendments; Waivers; Supplements; Etc....................12
SECTION 14.       Addresses for Notices....................................12
SECTION 15.       Continuing Security Interest, Assignments................13
SECTION 16.       Release and Termination..................................13
SECTION 17.       Execution in Counterparts................................14
SECTION 18.       Governing Law; Terms.....................................14
SECTION 19.       Amendment and Restatement; Reaffirmation
                  of Continuing Security...................................14

Exhibit A         Form of Amended and Restated Intellectual Property
                  Security Agreement Supplement

                                    SCHEDULES
                                    ---------

Schedule I     -  Patents and Patent Applications
Schedule II    -  Trademark Registrations and Applications
Schedule III   -  Copyright Registrations and Applications
Schedule IV    -  Licenses
Schedule 4(i)  -  Litigation

                              AMENDED AND RESTATED
                    INTELLECTUAL PROPERTY SECURITY AGREEMENT

     AMENDED AND RESTATED INTELLECTUAL PROPERTY SECURITY AGREEMENT (this "Agreement"), dated as of April 30, 2001, by and among MediaBay, Inc., a Florida corporation ("MediaBay"), Radio Spirits, Inc., a Delaware corporation ("Radio Spirits"), Audio Book Club, Inc., a Delaware corporation ("Audio Book Club", and together with MediaBay and Radio Spirits, the "Borrowers" and each individually, a "Borrower"), MediaBay.com, Inc., a Delaware corporation ("MediaBay.com"), AudioBookClub.com, Inc., a Delaware corporation ("AudioBookClub.com"), ABC-COA Acquisition Corp., a Delaware corporation ("ABC-COA"), MediaBay Services, Inc., a Delaware corporation ("MediaBay Services"), Video Yesteryear, Inc., a Delaware corporation ("Video Yesteryear"), ABC Investment Corp., a Delaware corporation ("ABC Investment"), MediaBay Publishing, Inc., a Delaware corporation ("MediaBay Publishing") and Radio Classics, Inc., a Delaware corporation ("Radio Classics"), the Additional Grantors (as defined in Section 13(c) hereof) (the Additional Grantors, together with the Borrowers, MediaBay.com, AudioBookClub.com, ABC-COA, MediaBay Services, Audio Book Club, ABC Investment, MediaBay Publishing, and Radio Classics, the "Grantors") to ING (U.S.) Capital LLC, as administrative agent (in such capacity, together its with successors in such capacity, the "Administrative Agent") for the Secured Parties (as defined in the Credit Agreement referred to below).

                             PRELIMINARY STATEMENTS:

     (1) MediaBay has entered into a Credit Agreement, dated as of December 31, 1998, which Credit Agreement is contemporaneously herewith being amended and restated in its entirety to continue in effect pursuant to an Amended and Restated Credit Agreement dated as of even date herewith (said Agreement, as it may hereafter be amended, restated, supplemented, extended or otherwise modified from time to time, the "Credit Agreement"; the terms defined therein and not otherwise defined herein being used herein as therein defined), with the banks, financial institutions and other institutional lenders party thereto (the "Lenders") ING (U.S.) Capital LLC, as Issuing Bank and as Administrative Agent.

     (2) It is a condition precedent to the making of Advances by the Lenders, the issuance of Letters of Credit by the Issuing Bank under the Credit Agreement and the Hedge Banks' entering into the Bank Hedge Agreements with the Borrowers from time to time that the Borrower shall have granted the assignment and security interest and made the pledge and assignment contemplated by this Agreement.

     NOW, THEREFORE, in consideration of the premises and in order to induce the Secured Parties to make Advances under the Credit Agreement, the Issuing Bank to issue Letters of Credit under the Credit Agreement, and the Hedge Banks to enter into Bank Hedge Agreements with the Borrowers from time to time, each of the Grantors hereby agrees with the Administrative Agent for its benefit and the ratable benefit of the Secured Parties as follows:

     SECTION  1.  Grant of  Security.

     Each of the Grantors hereby assigns as collateral and pledges to the Administrative Agent for its benefit and the ratable benefit of the Secured Parties, and hereby grants to the Administrative Agent for its benefit and the ratable benefit of the Secured Parties a security interest in the following, in each case, as to each type of property described below, whether now owned or hereafter acquired by such Grantor, and whether now or hereafter existing (collectively, the "Intellectual Property Collateral"):

          (a) all patents, patent applications and patentable inventions, including, without limitation, each patent identified in Schedule I attached hereto and made a part hereof and each patent application identified in such Schedule I, and including, without limitation, (i) all inventions and improvements described and claimed therein and the right to make, use or sell the same, (ii) the right to sue or otherwise recover for any misappropriations thereof, (iii) all income, royalties, damages and other payments now and hereafter due and/or payable with respect thereto (including, without limitation, payments under all licenses entered into in connection therewith, and damages and payments for past and future infringements thereof), and (iv) all rights corresponding thereto throughout the world and all reissues, divisions, continuations, continuations-in-part, substitutes, renewals and extensions thereof, all improvements thereon and all other rights of any kind whatsoever of each Grantor accruing thereunder or pertaining thereto (the "Patents");

          (b) all trademarks, service marks, trade names, trade dress or other indicia of trade origin, trademark and service mark registrations, and applications for trademark or service mark registrations and any renewals thereof (to the extent that assignment of such application is permissible under 15 U.S.C. 1060), including, without limitation, each registration and application identified in Schedule II attached hereto and made a part hereof, and including, without limitation, (i) the right to sue or otherwise recover for any and all past, present and future infringements and misappropriations thereof, (ii) all income, royalties, damages and other payments now and hereafter due and/or payable with respect thereto (including, without limitation, payments under all licenses entered into in connection therewith, and damages and payments for past or future infringements thereof), and (iii) all rights corresponding thereto throughout the world and all other rights of any kind whatsoever of the Grantor accruing thereunder or pertaining thereto, together in each case with the goodwill of the business connected with the use of, and symbolized by, each such trademark, service mark, trade name, trade dress or other indicia of trade origin (the "Trademarks");

          (c) all copyrights, whether statutory or common law, and whether or not the underlying works of authorship have been published, and all works of authorship and other intellectual property rights therein, all copyrights of works based on, incorporated in, derived from or relating to works covered by such copyrights, all right, title and interest to make and exploit all derivative works based on or adopted from works covered by such copyrights, and all copyright registrations and copyright applications, and any renewals or extensions thereof, including, without limitation, each copyright registration and copyright application identified in Schedule III attached hereto and made a part hereof, and including, without limitation,
     (i) the right to reproduce, prepare derivative works, distribute copies, perform or display any of the foregoing, (ii) the right to sue or otherwise recover for any and all past, present and future infringements and misappropriations thereof, (iii) all income, royalties, damages and other payments now and hereafter due and/or payable with respect thereto (including, without limitation, payments under all licenses entered into in connection therewith, and damages and payments for past or future infringements thereof), and (iv) all rights corresponding thereto throughout the world and all other rights of any kind whatsoever of the Grantor accruing thereunder or pertaining thereto (the "Copyrights");

          (d) all license agreements (subject to the rights of the other parties thereto) with any other Person in connection with any of the Patents, Trademarks or Copyrights, or such other Person's patents, trade names, trademarks, service marks, copyrights or works of authorship, or other intellectual property, whether such Grantor is a licensor or licensee under any such license agreement, including, without limitation, the license agreements listed on Schedule IV attached hereto and made a part hereof, and any right to prepare for sale, sell and advertise for sale, all Inventory (as defined in the Security Agreement) now or hereafter owned by the Grantor and now or hereafter covered by any such licenses (the "Licenses"); provided, however, that to the extent that the consent of any other party to any of the Licenses is required, under the terms thereof, for the collateral assignment thereof, then this Agreement shall not effect any collateral assignment of (or otherwise be applied so as to cause a default under) such Licenses; and

          (e) all proceeds of any of the foregoing Patents, Trademarks, Copyrights and Licenses, including, without limitation, any claims by such Grantor against third parties for infringement of the Patents, Trademarks, Copyrights or Licenses.

     SECTION 2. Security for Obligations.

     This Agreement secures the payment of all Obligations of each Grantor now or hereafter existing under the Loan Documents, whether for principal, interest, fees, expenses or otherwise (all such Obligations secured being the "Secured Obligations").

     SECTION  3.  Grantors  Remain  Liable.

     Anything herein to the contrary notwithstanding, (a) each Grantor shall remain liable under the contracts and agreements included in the Intellectual Property Collateral to which it is a party to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Administrative Agent of any of the rights or remedies hereunder shall not release any Grantor from any of its duties or obligations under any of the contracts and agreements included in the Intellectual Property Collateral, and (c) neither the Administrative Agent nor any Secured Party shall have any obligation or liability under any of the contracts and agreements included in the Intellectual Property Collateral by reason of this Agreement, nor shall the Administrative Agent or any Secured Party be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

     SECTION  4.  Representations  and  Warranties.

     The Grantors jointly and severally represent and warrant as follows:

          (a) Each Grantor is the legal and beneficial owner of the Intellectual Property Collateral pledged by such Grantor free and clear of any Lien, claim, option or right of others, except for the liens and security interests created under this Agreement or permitted under the

     Loan Documents (including, without limitation, any Liens disclosed in Section 6.1 of the Credit Agreement); provided, however, Grantors may possess derivative copyrights in works considered to be in the "public domain" as to which third parties may also have claims. No effective financing statement or other instrument similar in effect covering all or any part of the Intellectual Property Collateral or listing any Grantor or any of its Subsidiaries or any trade name of any Grantor or any of its Subsidiaries as debtor is on file in any recording office (including, without limitation, the United States Patent and Trademark Office and the United States Copyright Office) (except that the foregoing representation as to the Acquired Intellectual Property Collateral is made only to the knowledge of the Grantors in respect of filings or recordings that are not Uniform Commercial Code filings), except such as may have been filed in favor of the Administrative Agent relating to this Agreement or one of the other Loan Documents, or as may be permitted pursuant to the Credit Agreement.

          (b) Set forth in Schedule I is a complete and accurate list of all patents owned by each Grantor. Set forth in Schedule II is a complete and accurate list of all trademark and service mark registrations and all trademark and service mark applications owned by each Grantor. Set forth in
     Schedule III is a complete and accurate list of all copyright registrations and copyright applications owned by each Grantor. Set forth in Schedule IV is a complete and accurate list, in all material respects, of all material Licenses in which each Grantor is (i) a licensor with respect to any of the Patents, Trademarks, or Copyrights or (ii) a licensee of any other Person's patents, trade names, trademarks, service marks, copyrights or works of authorship. Such Grantor has made all necessary filings and recordations to protect and maintain its interest in the patents, patent applications, trademark and service mark registrations, trademark and service mark applications, copyright registrations and copyright applications and Licenses set forth in Schedules I, II, III and IV hereto except where the failure to make any such filings and recordations would not have a Material Adverse Effect.

          (c) Each patent, patent application, trademark or service mark registration, trademark or service mark application, copyright registration, and copyright application of each Grantor set forth in
     Schedule I, II or III hereto (except for any which is immaterial to the business of such Grantor) is subsisting and has not been adjudged invalid, unregisterable or unenforceable, in whole or in part, and is valid, registrable and enforceable. Each License of each Grantor identified in
     Schedule IV is, to the best of each Grantor's knowledge, subsisting and has not been adjudged invalid or unenforceable, in whole or in part, and is, to the best of each Grantor's knowledge, valid and enforceable. No Grantor is aware of any uses of any item of Intellectual Property Collateral (except for any which is immaterial to the business of such Grantor) which would be expected to lead to such item becoming invalid or unenforceable, including unauthorized uses by third parties and uses which were not supported by the goodwill of the business connected with such Intellectual Property Collateral.

          (d) No Grantor has made any previous assignment, transfer or agreement constituting a present or future assignment, transfer or encumbrance of any of the Intellectual Property Collateral (except for any which is immaterial to the business of such Grantor). Except as set forth on Schedule 4(d), no Grantor has granted any license (other than those listed on Schedule IV hereto), release, covenant not to sue, or non-assertion assurance to any Person with respect to any part of the Intellectual Property Collateral (except for any which is immaterial to the business of such Grantor).

          (e) Each Grantor has used proper statutory notice in connection with its use of each patent, each registered trademark and service mark and each copyright contained in Schedule I, II or III (except for any which is immaterial to the business of such Grantor).

          (f) This Agreement creates in favor of the Administrative Agent, on behalf of itself and the Lender Parties, a valid (upon filing of financing statements and with the appropriate U.S. patent and trademark or copyright office) first priority security interest in the Intellectual Property Collateral of each Grantor which can be perfected by such filings, securing the payment of the Secured Obligations, and all filings and other actions necessary or desirable to perfect and protect such security interest as requested by the Administrative Agent have been duly taken; provided however, it is understood that with respect to any rights which any Grantor may have in copyrights licensed or acquired from third parties, a security interest in such copyrights can only be perfected through filing in the U.S. Copyright Office if such copyrights have been previously registered with the U.S. Copyright Office; and provided further, except as set forth in the Schedules attached hereto, each Grantor makes no representations or warranties about which, if any, of such copyrights have been registered with the U.S. Copyright Office.

          (g) Except as set forth in Schedule 4.4 of the Credit Agreement, and any required consent of other parties to Licenses, no consent of any Person and no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required (i) for the grant by any Grantor of the assignment and security interest granted hereby, for the pledge by any Grantor of the Intellectual Property Collateral pursuant hereto, or for the execution, delivery or performance of this Agreement by each Grantor, (ii) for the perfection or maintenance of the pledge, assignment and security interest created hereby (including the first priority nature of such pledge, assignment and security interest), except for the filing of financing and continuation statements under the Uniform Commercial Code, which financing statements have been duly filed, and the filing and recording of this Agreement in the United States Patent and Trademark Office and the United States Copyright Office against each patent, patent application, trademark or service mark registration, trademark or service mark application, copyright registration, and copyright application of each Grantor set forth in
     Schedule I, II or III hereto, or (iii) for the exercise by the Administrative Agent of its rights provided for in this Agreement or the remedies in respect of the Intellectual Property Collateral pursuant to this Agreement. To the extent that any of the Licenses entered into after the date hereof is material to the business of the subject Grantor or accounted for or could reasonably be expected to account for more than $250,000 in gross revenues to the Grantors during any Borrower's current or subsequent fiscal year, such Grantor will hereafter promptly use its commercially reasonable efforts (without being required to incur any unreasonable expense) to obtain any required third party consent for the assignment of such License hereunder.

          (h) Except as set forth on Schedule 4(i) hereto or Schedule 4.4 or 4.9 to the Credit Agreement, no claim has been made to or by any Grantor and is continuing or threatened to or by any Grantor that any item of Intellectual Property Collateral (except that which is immaterial to such Grantor's business) is invalid or unenforceable or that the use by any Grantor of any Intellectual Property Collateral (except that which is immaterial to such Grantor's business) does or may violate the rights of any Person. To the best of each Grantor's knowledge, there is currently no infringement or unauthorized use of any item of Intellectual Property Collateral (except that which is immaterial to such Grantor's business) or could not reasonably be expected to result in a claim or claiming against such Grantor for amount exceeding $250,000 individually or in the aggregate.

          (i) Each Grantor has taken all reasonably necessary steps to use consistent standards of quality in the manufacture, distribution and sale of all products sold and the provision of all services provided under or in connection with any of the Intellectual Property Collateral, which is material to such Grantor's business, and has taken all commercially reasonable steps to ensure that all licensed users of any of the Intellectual Property Collateral, which is material to such Grantor's business, use such consistent standards of quality.

     SECTION 5. Further Assurances.

     (a) Each of the Grantors jointly and severally agrees that from time to time, at the expense of such Grantor, such Grantor shall promptly execute and deliver all further instruments and documents, and take all further action, that the Administrative Agent believes may be reasonably necessary, or that the Administrative Agent may reasonably request, in order to perfect and protect any pledge, assignment or security interest granted or purported to be granted hereby or to enable the Administrative Agent to exercise and enforce its rights and remedies hereunder with respect to any part of the Intellectual Property Collateral. Without limiting the generality of the foregoing, each Grantor will, upon the reasonable request of the Administrative Agent, with respect to the Intellectual Property Collateral owned by such Grantor, execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be reasonably necessary, or as the Administrative Agent may reasonably request, in order to perfect and preserve the pledge, assignment and security interest granted or purported to be granted hereby.

     (b) Each Grantor hereby authorizes the Administrative Agent to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Intellectual Property Collateral without the signature of such Grantor where permitted by law. A photocopy or other reproduction of this Agreement or any financing statement covering the Intellectual Property Collateral or any part thereof will be sufficient as a financing statement where permitted by law.

     (c) Each Grantor will furnish to the Administrative Agent from time to time statements and schedules further identifying and describing the Intellectual Property Collateral and such other reports in connection with the Intellectual Property Collateral as the Administrative Agent may reasonably request, all in reasonable detail.

     (d) Each Grantor agrees that, if it obtains an ownership interest in any patent, patent application, patentable invention, trademark, service mark, trade name, trade dress, other indicia of trade origin, trademark or service mark registration, trademark or service mark application, copyright, copyright registration, copyright application, work of authorship or License, which is not now a part of the Intellectual Property Collateral, (i) the provisions of

Section 1 will automatically apply thereto, and (ii) any such patent, patent application, patentable invention, trademark, service mark, trade name, trade dress, indicia of trade origin, trademark or service mark registration, trademark or service mark application (together with the goodwill of the business connected with the use of same and symbolized by same), copyright, copyright registration, copyright application, work of authorship or License will automatically become part of the Intellectual Property Collateral; provided, however, that to the extent the consent of any other party to any such License is required, under the terms thereof, for the collateral assignment thereof, then this Agreement shall not effect any collateral assignment of (or otherwise be applied so as to cause a default under) such License for so long as (but only for so long as) such consent would be required and has not been obtained. Each Grantor further agrees that it shall deliver to the Administrative Agent a written report, in reasonable detail, on an annual basis (starting on or about December 31, 1999, and thereafter on or about December 31 of each succeeding year), setting forth each new patent, patent application, trademark or service mark registration, trademark or service mark application, copyright registration, copyright application or License that such Grantor has filed, acquired or otherwise obtained in U.S. the preceding six month reporting period. Such Grantor authorizes the Administrative Agent to modify this Agreement by amending Schedules I, II, III and IV hereto (and shall cooperate with the Administrative Agent in effecting any such amendment) to include any patent, patent application, trademark or service mark registration, trademark or service mark application, copyright registration, copyright application or License which becomes part of the Intellectual Property Collateral.

     (e) With respect to each patent, patent application, trademark or service mark registration, trademark or service mark application, copyright registration and copyright application set forth in Schedule I, II or III hereto (except for those which individually and in the aggregate are immaterial to the Grantor's business), each Grantor agrees to take all reasonably necessary steps, including, without limitation, in the United States Patent and Trademark Office and the United States Copyright Office or in any court, to (i) maintain each such patent, trademark or service mark registration, and copyright registration, and (ii) pursue each such patent application, trademark or service mark application and copyright application now or hereafter included in the Intellectual Property Collateral, including, without limitation, the filing of responses to office actions issued by the United States Patent and Trademark Office, the filing of affidavits under Sections 8 and 15 of the United States Trademark Act, the filing of divisional, continuation, continuation-in-part and substitute applications, the filing of applications for re-issue, renewal or extensions, the payment of maintenance fees, and the participation in interference, reexamination, opposition, cancellation, infringement and misappropriation proceedings. Each Grantor agrees to take corresponding steps with respect to each new or acquired patent, patent application, trademark or service mark registration, trademark or service mark application, copyright registration, or copyright application to which it is now or later becomes entitled (except for those which individually and in the aggregate are immaterial to the Grantor's business). Any and all expenses incurred in connection with such activities will be borne by such Grantor. No Grantor shall discontinue use of or otherwise abandon any patent, patent application, trademark or service mark, trademark or service mark registration, trademark or service mark application, copyright registration, or copyright application now or hereafter included in the Intellectual Property Collateral (except for those which individually and in the aggregate are immaterial to the Grantor's business), unless the relevant Grantor shall have first determined in its sound and reasonable business judgment that such use or pursuit or maintenance of same is no longer desirable in the conduct of such Grantor's business, in which case, such Grantor shall give written notice of any such abandonment or discontinuance to the Administrative Agent pursuant to the annual reporting requirement contained in Section 5(d) above.

     (f) Each Grantor agrees to notify the Administrative Agent promptly and in writing if it learns (i) that any item of the Intellectual Property Collateral (except for those which individually and in the aggregate are immaterial to the Grantor's business) has been determined to have become abandoned or dedicated to the public, (ii) of the institution of any proceeding by or against such Grantor (including, without limitation, the institution of any proceeding in the United States Patent and Trademark Office or any court) regarding any infringement or unauthorized use of (or similar claim with respect to) item of the Intellectual Property Collateral which is material to such Grantor's business, or (iii) of any adverse determination in any such proceeding.

     (g) In the event that a Grantor makes a determination in its reasonable business judgment that any item of the Intellectual Property Collateral, which is material to such Grantor's business, is infringed or misappropriated by a third party, such Grantor shall promptly notify the Administrative Agent and will take such actions as such Grantor or, following the occurrence and during the continuance of a Default of an Event of Default, the Administrative Agent deems reasonable and appropriate under the circumstances to protect such Intellectual Property Collateral, including, without limitation, suing for infringement or misappropriation and for an injunction against such infringement or misappropriation. Any expense incurred in connection with such activities will be borne by such Grantor.

     (h) Each Grantor shall use proper statutory notice in connection with its use of each of its patents, registered trademarks and service marks, and copyrights contained in Schedule I, II or III (except for those which individually and in the aggregate are immaterial to the Grantor's business).

     (i) Each Grantor shall take all steps which it or, following the occurrence and during the continuance of a Default or an Event of Default, the Administrative Agent deems reasonable and appropriate under the circumstances to preserve and protect its Intellectual Property Collateral, which is material to such Grantor's business, including, without limitation, maintaining the quality of any and all products or services used or provided in connection with any of the Intellectual Property Collateral, consistent with the quality of the products and services as of the date hereof, and taking all steps reasonably appropriate to ensure that all licensed users of any of the Intellectual Property Collateral use such consistent standards of quality.

     SECTION 6. Transfers and Other Liens.

     Each of the Grantors agrees that it shall not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Intellectual Property Collateral except as expressly permitted by the Credit Agreement, or (ii) create or suffer to exist any Lien upon or with respect to any of the Intellectual Property Collateral except for the pledge, assignment and security interest created by this

Agreement and except for Liens expressly permitted by Section 6.1 of the Credit Agreement; provided, however, that this Section 6 shall not, unless an Event of Default has occurred and is then continuing, prohibit, impair or limit the right or ability of any Grantor to grant licenses in respect of any of the Intellectual Property Collateral in the ordinary course of business.

     SECTION 7.  Administrative  Agent Appointed  Attorney-in-Fact.

     Each of the Grantors hereby irrevocably appoints the Administrative Agent such Grantor's attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, upon the occurrence and during the continuance of an Event of Default and upon notice to such Grantor to take any action and to execute any instrument that the Administrative Agent may deem reasonably necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

          (a) to ask for, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Intellectual Property Collateral;

          (b) to receive, endorse and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) above; and

          (c) to file any claims or take any action or institute any proceedings that the Administrative Agent may deem necessary or desirable to enforce the rights of the Administrative Agent with respect to any of the Intellectual Property Collateral.

     SECTION 8.  Administrative  Agent May Perform.

     If any of the Grantors fails to perform any agreement contained herein, the Administrative Agent may itself, upon fifteen (15) days' notice to such Grantor, perform, or cause performance of, such agreement, and the reasonable expenses of the Administrative Agent incurred in connection therewith shall be borne by such Grantor.

     SECTION 9. The  Administrative  Agent's Duties.

     The powers conferred on the Administrative Agent hereunder are solely to protect its interest in the Intellectual Property Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Intellectual Property Collateral in its possession and the accounting for moneys actually received by it hereunder, the Administrative Agent shall have no duty as to any Intellectual Property Collateral, whether or not the Administrative Agent or any other Secured Party has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Intellectual Property Collateral. The Administrative Agent shall exercise reasonable care in the custody and preservation of any Intellectual Property
Collateral in its possession and shall accord such Intellectual Property Collateral treatment equal to that which the Administrative Agent accords its own property.

     SECTION 10.  Remedies.

     If any Event of Default shall have occurred and be continuing:

          (a) The Administrative Agent may exercise in respect of the Intellectual Property Collateral, in addition to other rights and remedies provided for herein or in any other Loan Document or otherwise available to it, all the rights and remedies of a secured party upon default under the New York Uniform Commercial Code in effect in the State of New York at such time (the "N.Y. Uniform Commercial Code") (whether or not the N.Y. Uniform Commercial Code applies to the affected Intellectual Property Collateral) and also may (i) require any and all of the Grantors to, and each Grantor hereby agrees that it will at its expense and upon request of the Administrative Agent forthwith, assemble all or part of the documents and things embodying any part of the Intellectual Property Collateral as directed by the Administrative Agent and make them available to the Administrative Agent at a place and time to be designated by the Administrative Agent; (ii) without notice except as specified below and as required by law, sell the Intellectual Property Collateral or any part thereof in one or more parcels at public or private sale, at any of the Administrative Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Administrative Agent may deem commercially reasonable; and (iii) occupy any premises owned or leased by any Grantor where documents and things embodying the Intellectual Property Collateral or any part thereof are assembled or located for a reasonable period in order to effectuate its rights and remedies hereunder or under law, without obligation to such Grantor in respect of such occupation. In the event of any sale, assignment, or other disposition of any of the Intellectual Property Collateral, the goodwill of the business connected with and symbolized by any of the Intellectual Property Collateral subject to such disposition will be included, and such Grantor will supply to the Administrative Agent or its designee such Grantor's know-how and expertise, and documents and things embodying the same, relating to the manufacture, distribution, advertising and sale of products or the provision of services relating to any Intellectual Property Collateral subject to such disposition and, including, but not limited to, such Grantor's customer lists and other records and documents relating to such Intellectual Property Collateral and to the manufacture, distribution, advertising and sale of such products and services. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten
     (10) days' written notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made will constitute reasonable notification. The Administrative Agent shall not be obligated to make any sale of Intellectual Property Collateral regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice except as required by law, be made at the time and place to which it was so adjourned.

          (b) All cash proceeds received by the Administrative Agent in respect of any sale of, collection from, or other realization upon, all or any part of the Intellectual Property Collateral may, in the discretion of the Administrative Agent, be held by the Administrative Agent as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Administrative Agent pursuant to Section 11(b)), in whole or in part, by the Administrative Agent, for the ratable benefit of the Secured Parties against all or any part of the Secured Obligations in such order as the Loan Documents may require and otherwise as the Administrative Agent may elect. Any surplus of such cash or cash proceeds held by the Administrative Agent and remaining after payment in full of all of the Secured Obligations shall be paid over to the applicable Grantors or to whomever may be lawfully entitled to receive such surplus.

          (c) The Administrative Agent may exercise any and all rights and remedies of any of the Grantors in respect of the Intellectual Property Collateral.

          (d) All payments received by any Grantor in respect of the Intellectual Property Collateral shall be received in trust for the benefit of the Administrative Agent, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Administrative Agent in the same form as so received (with any necessary or desirable endorsement or assignment).

     SECTION 11. Indemnity and Expenses.

     (a) Each of the Grantors hereby jointly or severally agrees to indemnify the Administrative Agent from and against any and all claims, losses and liabilities growing out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except claims, losses or liabilities resulting from the Administrative Agent's gross negligence or willful misconduct as determined by a final non-appealable judgment of a court of competent jurisdiction.

     (b) The Borrowers will, upon demand, pay to the Administrative Agent the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that the Administrative Agent may incur in connection with (i) the administration of this Agreement,
(ii) the custody, preservation, use, or operation of, or the sale of, collection from or other realization upon, any of the Intellectual Property Collateral,
(iii) the exercise or enforcement of any of the rights of the Administrative Agent or the Lender Parties hereunder or (iv) the failure by any Grantor to perform or observe any of the provisions hereof.

     SECTION 12.  Security  Interest  Absolute.

     The obligations of each Grantor under this Agreement are independent of the Secured Obligations, and a separate action or actions may be brought and prosecuted against any or all Grantors to enforce this Agreement, irrespective of whether any action is brought against the Borrowers or whether the Borrowers are joined in any such action or actions. All rights of the Administrative Agent and the pledge, assignment and security interest hereunder, and all obligations of each Grantor hereunder, shall be absolute and unconditional, irrespective of:

          (a) any lack of validity or enforceability of any Loan Document or any other agreement, instrument or document relating thereto;

          (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations or any other amendment, restatement or other modification or waiver of or any consent to any departure from any Loan Document, including, without limitation, any increase in the Secured Obligations resulting from the extension of additional credit to the Borrowers or any Grantor or any of their Subsidiaries or otherwise;

          (c) any taking, exchange, release or non-perfection of any other collateral, or any taking, release or amendment, restatement, other modification or waiver of or consent to any departure from any guaranty, for all or any of the Secured Obligations;

          (d) any manner of application of collateral, or proceeds thereof, to all or any of the Secured Obligations, or any manner of sale or other disposition of any collateral for all or any of the Secured Obligations or any other assets of the Borrowers, any Grantor or any of their Subsidiaries;

          (e)  any  change,   restructuring  or  termination  of  the  corporate
     structure or existence of the Borrowers or any Grantor or any of their Subsidiaries; or

          (f) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor or a third party grantor of a security interest.

     SECTION 13. Amendments; Waivers; Supplements; Etc.

     (a) No amendment or waiver of any provision of this Agreement, and no consent to any departure by any Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent and the Grantors, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     (b) No failure on the part of the Administrative Agent to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.

     (c) Upon the execution and delivery by any Person of an intellectual property security agreement supplement, in each case in substantially the form of Exhibit A hereto (each an "Intellectual Property Security Agreement Supplement"), (i) such Person shall be referred to as an "Additional Grantor" and shall be and become a Grantor, and each reference in this Agreement to "Grantor" shall also mean and be a reference to such Additional Grantor and each reference in any other Loan Document to a "Grantor" or a "Loan Party" shall also mean and be a reference to such Additional Grantor, and (ii) the annexes attached to each Intellectual Property Security Agreement Supplement shall be incorporated into and become a part of and supplement Schedules I, II, III and IV, as appropriate, hereto and the Administrative Agent may attach such annexes as supplements to such Schedules, and each reference to such Schedules shall mean and be a reference to such Schedules, as so supplemented.

     SECTION 14.  Addresses  for Notices.

     All notices and other communications provided for hereunder shall be in writing (including telegraphic, telecopy or telex communication) and, mailed, telegraphed, telecopied, telexed or delivered, if to any Grantor, addressed to it at the address set forth below its name on the signature pages hereof; if to any Additional Grantor, addressed to it at the address set forth below its name on the signature page to the Intellectual Property Security Agreement Supplement executed and delivered by such Additional Grantor; if to the Administrative Agent, addressed to it at its address set forth in Section 11.2 of the Credit Agreement; or, as to each other party, at such other address as shall be designated by such party in a written notice to the Grantors and the Administrative Agent. All such notices and communications shall be effective three (3) Business Days after being mailed by certified mail, return receipt requested, two (2) Business Days after being deposited with a recognized overnight delivery service with all charges prepaid or billed to the account of the sender, upon delivery to the telegraph company, upon personal delivery or transmission by telecopier or upon confirmation by telex answerback, respectively, addressed as aforesaid.

     SECTION 15. Continuing Security Interest, Assignments.

     This Agreement shall create a continuing security interest in the Intellectual Property Collateral and shall (a) remain in full force and effect until the latest of (i) the indefeasible payment in full in cash of all of the Secured Obligations, (ii) the expiration, termination or cancellation of all of the Letters of Credit and (iii) the date of termination in whole of all Commitments under the Credit Agreement, (b) be binding upon each Grantor, its successors and assigns and (c) inure, together with the rights and remedies of the Administrative Agent hereunder, to the benefit of the Lender Parties and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), any Lender may, subject to and in accordance with the requirements of the Credit Agreement, assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement (including, without limitation, all or any portion of its Commitment, the Advances owing to it and the Note or Notes held by it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise, in each case as provided in Section 11.7 of the Credit Agreement).

     SECTION 16. Release and Termination.

     (a) Upon any sale, lease, transfer or other disposition of any item of Intellectual Property Collateral (subject to compliance, if required, with any terms of the Loan Documents), the Administrative Agent will, at the Grantors' expense, execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence the release of such item of Intellectual Property Collateral from the assignment and security interest granted hereby; provided, however, that (i) at the time of such request and such release, no Default shall have occurred and be continuing, (ii) such Grantor shall have delivered to the Administrative Agent, at least ten (10) days prior to the date of the proposed release, a written request for release describing the item of Intellectual Property Collateral and the terms of the sale, lease, transfer or other disposition in reasonable detail, including the price thereof and any expenses in connection therewith, together with a form of release for execution by the Administrative Agent and a certification by such Grantor to the effect that the transaction is in compliance with the Loan Documents and as to such other matters as the Administrative Agent may reasonably request and (iii) the proceeds of any such sale, lease, transfer or other disposition required to be applied in accordance with Section 2.6 of the Credit Agreement shall be paid to, or in accordance with the instructions of, the Administrative Agent at the closing or thereafter, as the case may be.

     (b) Upon the latest of (i) the indefeasible payment in full in cash of the Secured Obligations, (ii) the expiration, termination or cancellation (or full cash collateralization thereof as provided in the Credit Agreement) of all of the Letters of Credit and (iii) the date of termination in whole of all Commitments under the Credit Agreement, the pledge, assignment and security interest granted by each of the Grantors hereby shall terminate and all rights to the Intellectual Property Collateral shall revert to the appropriate Grantor. Upon any such termination, the Administrative Agent will, upon receipt of a written request and at the Grantors' expense, execute and deliver to the appropriate Grantor such documents as such Grantor shall reasonably request to evidence such termination, and shall return to the appropriate Grantor all Intellectual Property Collateral in the Administrative Agent's possession or under its control.

     (c) To the extent any one or more provisions of this Agreement shall conflict with one or more provisions in the Credit Agreement, the provisions of the Credit Agreement shall control and supersede any such conflicting provision(s) of this Agreement.

     SECTION 17.  Execution in  Counterparts.

     This Agreement may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be as effective as delivery of a manually executed counterpart of this Agreement.

     SECTION 18.  Governing Law; Terms.

     This Agreement shall be governed by and construed in accordance with the laws of the State of New York (without giving effect to its conflicts of law principles), except to the extent that the validity or perfection of the security interest hereunder, or remedies hereunder, in respect of the Intellectual Property Collateral are governed by the laws of a jurisdiction other than the State of New York. Unless otherwise defined herein or in the Credit Agreement, terms used in Article 9 of the N.Y. Uniform Commercial Code are used herein as therein defined.

     SECTION  19.  Amendment  and   Restatement;   Reaffirmation  of  Continuing
Security.

     This Agreement amends and restates in its entirety the Intellectual Property Security Agreement, originally dated December 31, 1998, by and among MediaBay, the other Loan Parties party thereto and Fleet National Bank, as Administrative Agent, which Intellectual Property Security Agreement continues in effect as so amended and restated as set forth herein. Without limiting the generality of the immediately preceding sentence, the Liens granted under the Intellectual Property Security Agreement as so amended and restated as set forth herein shall in all respects be and remain continuing, securing the payment of all Obligations. MediaBay and the other Loan Parties party to the Intellectual Property Security Agreement as so amended and restated as set forth herein, hereby reaffirm the security interests and Liens granted to the Administrative Agent for its benefit and the ratable benefit of the other Secured Parties pursuant to the Intellectual Property Security Agreement.


                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, each Grantor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                            MEDIABAY, INC.

                                            By:_________________________________
                                            Title:______________________________
                                            Address:


                                            RADIO SPIRITS, INC.

                                            By:_________________________________
                                            Title:______________________________
                                            Address:


                                            AUDIO BOOK CLUB, INC.

                                            By:_________________________________
                                            Title:______________________________
                                            Address:


                                            MEDIABAY.COM, INC.

                                            By:_________________________________
                                            Title:______________________________
                                            Address:


                                            AUDIOBOOKCLUB.COM, INC.

                                            By:_________________________________
                                            Title:______________________________
                                            Address:


                                            ABC-COA ACQUISITION CORP.

                                            By:_________________________________
                                            Title:______________________________
                                            Address:

                                            MEDIABAY SERVICES, INC.

                                            By:_________________________________
                                            Title:______________________________
                                            Address:


                                            VIDEO YESTERYEAR, INC.

                                            By:_________________________________
                                            Title:______________________________
                                            Address:


                                            ABC INVESTMENT CORP.

                                            By:_________________________________
                                            Title:______________________________
                                            Address:


                                            MEDIABAY PUBLISHING, INC.

                                            By:_________________________________
                                            Title:______________________________
                                            Address:


                                            RADIO CLASSICS, INC.

                                            By:_________________________________
                                            Title:______________________________
                                            Address: